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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) DECEMBER 23, 2004
                                                        ------------------------

                             TELENETICS CORPORATION
             (Exact name of registrant as specified in its charter)

           CALIFORNIA                 000-16580                 33-0061894
----------------------------          ---------                 ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                       39 PARKER, IRVINE, CALIFORNIA 92618
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code            (949) 455-4000
                                                  ------------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 23, 2004, 18 accredited investors ("Investors") purchased from Telenetics Corporation an aggregate of 15,285,715 shares of Telenetics common stock at a price of $0.07 per share in a private placement transaction pursuant to the terms of a Common Stock Purchase Agreement and a Registration Rights Agreement. The Investors included Gary Arnold, the Chairman of the Board of Telenetics; William Kosoff, a director and Vice President of Sales of Telenetics; Michael N. Taglich, the former Chairman of the Board of Telenetics and a 5% owner of Telenetics common stock; Barry G. Patton, an officer of Data Connect Enterprise, Inc., which is a major distributor of Telenetics products; John G. Funk, who is an executive officer of Skyline Exhibits, a company that has supplied trade show booths to Telenetics; and Meadowbrook Opportunity Fund LLC, an entity that became a 5% owner of Telenetics common stock upon the closing of the offering.

         Taglich Brothers, Inc., an NASD-registered broker-dealer, acted as placement agent in connection with the offering. Michael N. Taglich is an executive officer, principal and director of Taglich Brothers. Also, Robert Schroeder, one of Telenetics' current directors, is employed by Taglich Brothers. Telenetics paid to Taglich Brothers cash placement agent fees equal to $90,000 and issued to Taglich Brothers, Inc. five-year placement warrants to purchase an aggregate of 1,428,571 shares of Telenetics common stock at an exercise price of $0.125 per share, which price was 125% of the closing sale price of Telenetics common Stock on the closing date. In addition, Telenetics agreed to reimburse Taglich Brothers for its actual and reasonable out-of-pocket expenses incurred in connection with the offering, which expenses are anticipated to be less than $1,000. Taglich Brothers expects to allocate the placement warrants among its employees, including Michael N. Taglich (as to 266,785) and Robert Schroeder (as to 300,000). The placement warrants contain a "net exercise" cashless exercise feature that will become available December 23, 2006.

         Telenetics has agreed to indemnify Taglich Brothers in connection with statements or omissions in the offering documents. Taglich Brothers has agreed to indemnify Telenetics in connection with any breach or falsity of any of Taglich Brothers' representations or warrants or otherwise arising out of the bad faith, gross negligence or willful misconduct of Taglich Brothers. In addition, the Registration Rights Agreement contains mutual indemnification provisions relating to the registration statement described below.

         Telenetics has agreed to register for resale the shares of common stock issued to the Investors and the shares of common stock underlying the placement warrants. The registration statement must be filed with the Securities and Exchange Commission by April 30, 2005 and declared effective no later than June 30, 2005. If Telenetics fails to meet these registration obligations or to maintain the effectiveness of the registration statement as required under the terms of the Registration Rights Agreement, then Telenetics will be obligated to make certain cash liquidated damage payments to the Investors and to reduce the exercise price of the placement warrants as generally described below.

         If the registration statement is not filed on or prior to April 30, 2005, then for each 30-day period, or any part thereof, that elapses beyond that date and before the registration statement is filed, Telenetics will pay a cash liquidated damages payment to each Investor in an amount equal to 3% of the purchase price paid by the Investor and, as liquidated damages, reduce the exercise price of each placement warrant by 3% of the initial exercise price. If the registration statement is not declared effective on or before June 30, 2005, then for each 30-day period, or any part thereof, that elapses beyond June 30, 2005 and before the registration statement is declared effective, Telenetics will pay a cash liquidated damages payment to each Investor in an amount equal to 2% of the purchase price paid by the Investor and, as liquidated damages, reduce the exercise price of each placement warrant by an amount equal to 2% of the initial exercise price of the placement warrant. If Telenetics is unable to keep the registration statement continuously effective to the extent required, then similar monthly cash payments of 2% to Investors and placement agent exercise price reductions of 2% will be required for shares then held by Investors and placement warrants then outstanding. The maximum aggregate cash liquidated damages payment and/or the maximum aggregate liquidated damages placement warrant exercise price reduction is 36%.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

         As described in Item 1.01 of this Form 8-K, Telenetics issued shares of common stock and placement warrants in connection with the private placement transaction on December 23, 2004. The disclosures in Item 1.01 are incorporated herein by reference.

         Exemption from the registration provisions of the Securities Act of 1933 for the transaction described above is claimed under Section 4(2) of the Securities Act of 1933, among others, on the basis that such transaction did not involve any public offering and the purchasers were accredited and had access to the kind of information registration would provide. Appropriate investment representations were obtained, and the securities were issued with restricted securities legends.

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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

         (c) EXHIBITS.

        NUMBER                DESCRIPTION
        ------                -----------

         10.1 Form of Common Stock Purchase Agreement dated December 23, 2004 between Telenetics Corporation and the subscribers listed on an attachment thereto

         10.2 Form of Registration Rights Agreement dated December 23, 2004 between Telenetics Corporation and the subscribers who are parties to the Common Stock Purchase Agreement listed as
                  Exhibit 10.1

         10.3 Placement Warrant to purchase up to 1,428,571 shares of common stock, issued by Telenetics Corporation on December 23, 2004 in favor of Taglich Brothers, Inc.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 30, 2004                  TELENETICS CORPORATION

                                          By:  /S/ DAVID L. STONE
                                              ----------------------------------
                                              David L. Stone, Chief Financial
                                                Officer

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                 EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

        NUMBER                DESCRIPTION
        ------                -----------

         10.1 Form of Common Stock Purchase Agreement dated December 23, 2004 between Telenetics Corporation and the subscribers listed on an attachment thereto

         10.2 Form of Registration Rights Agreement dated December 23, 2004 between Telenetics Corporation and the subscribers who are parties to the Common Stock Purchase Agreement listed as
                  Exhibit 10.1

         10.3 Placement Warrant to purchase up to 1,428,571 shares of common stock, issued by Telenetics Corporation on December 23, 2004 in favor of Taglich Brothers, Inc.

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